                      COMMON STOCK WARRANT AND CERTIFICATE

NEITHER THIS WARRANT NOR THE SHARES  ISSUABLE UPON THE EXERCISE OF THIS WARRA.NT
HAVE BEEN  REGISTERED  UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),
OR ANY STATE  SECURITIES  LAWS AND  NEITHER  SUCH  SECURITIES  NOR ANY  INTEREST
THEREIN MAY BE OFFERED,  SOLD,  ASSIGNED OR OTHERWISE  TRANSFERRED  UNLESS (1) A
REGISTRATION  STATEMENT WITH RESPECT  THERETO IS EFFECTIVE UNDER THE ACT AND ANY
APPLICABLE  STATE  SECURITIES  LAWS,  OR (2) THE COMPANY  RECEIVES AN OPINION OF
COUNSEL  TO THE  HOLDER  OF SUCH  SECURITIES,  WHICH  COUNSEL  AND  OPINION  ARE
REASONABLY  SATISFACTORY  TO THE COMPANY,  THAT SUCH  SECURITIES MAY BE OFFERED,
SOLD,  ASSIGNED OR TRANSFERRED IN THE MANNER  CONTEMPLATED  WITHOUT AN EFFECTIVE
REGISTRATION  STATEMENT UNDER THE ACT OR APPLICABLE  STATE  SECURITIES LAWS. THE
TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.
               Warrant for the Purchase of Shares of Common Stock
                           $0.00 1 par value per share

                   THIS WARRANT EXPIRES ON SEPTEMBER 13, 2007

2004 ESWW Warrant No. [        ]            [       ] Warrants

Date of issuance: September 13, 2004

     THIS  CERTIFIES  that.  for value  received.  [ ] with an address at [ ] or
"Holder"),  is  entitled  to  subscribe  for  and  purchase  from  Environmental
Solutions Worldwide, Inc. ("ESWW" or the "Company"), a Florida corporation, upon the terms and  conditions  set  forth  herein,  at any time or from time to time before 5:00 P.M. New York time on September 13, 2007,  (the "Exercise  Period").
[___] shares of Common Stock (the "Common  Stock"),  par value 50.001 per share, of the C6mpanv at exercise price equal to $1.00 per share, subject to adjustment as  provided  herein  (the  "Exercise  Price").  As used  herein  the term "this
Warrant"  shall mean and  include  this  Warrant  and any  Warrant  or  Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

     The number of shares of Common Stock issuable upon exercise of this Warrant
(the "Warrant  Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth. The term "Original  Issuance Date" means September 13,
2004.

     1. (a) This Warrant may be exercised during the Exercise Period,  as to the whole or any lesser number of Warrant  Shares,  by the surrender of this Warrant
(with the Form of Election to Exercise substantially in the form attached hereto
(the  "Election  to Exercise  Form") duly  executed)  to the Company at 132 Penn
Avenue,  Telford, PA 18969 Attn: CEO, or at such other place as is designated in writing by the Company.  Subject to Section 1(b) hereof,  such executed election must be  accompanied  by  payment  in an  amount  equal  to the  Exercise  Price multiplied  by the  number of Warrant  Shares  for which  this  Warrant is being exercised and an executed Election to Exercise Form. Such payment may be made by certified or bank  cashier's  check  payable to the order of the Company,  or as otherwise provided in Section 1(b) hereof.

     (b) Payment upon  exercise of this Warrant may be made at the option of the
Holder either in (i) cash,  wire transfer or by certified or official bank check payable to the order of the Company equal to the applicable  aggregate  Exercise
Price, (ii) by delivery of Warrant Shares issuable upon exercise of the Warrants in  accordance  with  Section (c) below (a  "Cashless  Exercise")  or (iii) by a combination  of any of the  foregoing  methods (in  accordance  with Section (c)
below),  for the number of Warrant Shares  specified in the Election to Exercise
Form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common  Stock  issuable to the holder per the terms of this  Warrant) and the Holder shall  thereupon be entitled to receive the number of duly  authorized,  validly  issued,  fully paid and  nonassessable  shares of
Common Stock determined as provided herein.

     (c)  Subject  to Section  1(d),  if the Fair  Market  Value of one share of
Common Stock is greater than the Exercise  Price (at the date of  calculation as set forth below) in lieu of  exercising  this  Warrant for cash,  the Holder may elect to receive Warrant Shares equal to the value (as determined below) of this
Warrant (or the portion thereof being cancelled) by surrender of this Warrant at the  principal  office of the  Company.  together  with the Election to Exercise
Form,  in which event the Company  shall issue to the Holder a number of Warrant
Shares computed using the following formula:

                                                  X=Y (A-B)
                                                      A
    Where     X=      the number of Warrant Shares to be issued to the Holder

              Y=      the number of  Warrant  Shares  purchasable  under the  Warrant  or, if only a portion of the
                      Warrant is being  exercised,  the  portion the Warrant  being  canceled  (at the date of such calculation)

              A=      the Fair Market Value of one share of the Common Stock (as the date of such calculation)

              B =     Exercise Price (as adjusted to the date of such calculation)

The term "Fair Market  Value" means (i) the average of the closing  sales prices of the Common Stock on all domestic national  securities  exchanges on which the
Common Stock is listed, or (ii) if there have been no sales on any such exchange on any day,  the average of the highest bid and lowest  asked prices on all such exchanges  at the end of such a day, or (iii) if on any day the Common  Stock is not so listed,  the sales  price of the Common  Stock as of 4:00 P.M.,  New York time, as reported on the NASDAQ National Market,  or (iv) if the Common Stock is
not reported on the NASDAQ National  Market,  the average of the  representative bid and asked  quotations  for the Common Stock as 4:00 P.M..  New York time, as reported on the NASDAQ  interdealer  quotation  system. or any similar successor organization,  or (v) if the foregoing do not apply,  the last closing bid price or last trade price.  re5pectively,  of the Common Stock in the over-the-counter market  on the  electronic  bulletin  board for such  security  as  reported  by
Bloomberg  Financial Markets  ("Bloomberg"),  or (vi) if no closing bid price or last trade price,  respectively,  is reported for the Common Stock by Bloomberg, the average of the bid prices,  or the ask prices,  respectively,  of any market makers for the Common Stock as reported in the "pink  sheets" by Pink Sheets TIC
(formerly the National Quotation Bureau, Inc.) in each such case averaged over a period of 21 trading days  consisting of the day as of which "Fair Market Value"
is being  determined  and the 20  consecutive  trading  days  prior to such day.
Notwithstanding  the foregoing,  if at any time of determination  either (x) the
Common Stock is not registered pursuant to Section 12 of the Securities Exchange
Act of  1934,  as  amended,  and is not  (A)  listed  on a  national  securities exchange,  (B) authorized  for quotation in the NASDAQ system  (inclusive of the
Over the Counter Bulletin Board) or (C) reported in the Pink Sheets, or Cy) less than 25% of the outstanding  Common Stock is held by the public free of transfer restrictions  under the  Securities  Act of 1933,  as amended  (the  "Securities
Act"),  then Fair Market Value shall mean the price that would be paid per share for the  entire  common  equity  interest  in the  Company  in an  orderly  sale transaction  between a willing buyer and a willing  seller,  taking into account
the  appropriate  lack  of  liquidity  of  the  Company's   securities  and  any
appropriate  discount of the minority  position  represented by the Warrants and the Warrant Shares, using valuation techniques then prevailing in the securities industry  and  assuming  full  disclosure  of  all  relevant  information  and a reasonable period of time for effectuating such sale. Fair Market Value shall be determined  by the  Company's  Board of  Directors  in its good faith  judgment.
Notwithstanding  anything to the contrary  herein, a Holder shall have the right to require that an independent  investment  banking firm mutually  acceptable to the Company and the Holder determine Fair Market Value,  which firm shall submit to the Company and the Holder a written report setting forth such determination.
The  expenses of such firm will be borne  equally by the Company and  requesting
Holder,  and the  determination  of such firm will be final and binding upon all parties.

     (d) The Holder may not employ a Cashless Exercise set forth in Section 1(c)
until on or after the 120th day following the Original Issuance Date.

     For  purposes  of Rule 144  promulgated  under the  Securities  Act,  it is
intended,   understood  and  acknowledged   that  the  Securities  and  Exchange
Commission (the  "Commission")  currently has interpreted  Rule 144 to mean that the Warrant Shares issued in a cashless exercise  transaction shall be deemed to have been acquired by the Holder,  and the holding period for the Warrant Shares shall be  deemed to have  commenced,  on the date this  Warrant  was  originally issued.

     2. (a) Upon  each  exercise  of the  Holder's  rights to  purchase  Warrant
Shares,  as of the close of  business on the date of such  exercise,  the Holder shall be deemed to be the holder of record of the Warrant  Shares  issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates  representing  such Warrant Shares shall not then have been actually  delivered to the Holder.  As soon as practicable after each, such exercise of this  Warrant,  the Company  shall issue and deliver to the Holder a certificate or certificates  for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee.  If this Warrant should be exercised in part only,  the Company  shall,  upon surrender of this Warrant for cancellation.  execute  and deliver a new  Warrant  evidencing  the right of the
Holder to  purchase  the  balance of the Warrant  Shares (or  portions  thereof)
subject to purchase hereunder.

     (b) The issuance of  certificates  for Warrant Shares upon exercise of this
Warrant shall be made without  charge to Holder or the purchaser of any issuance tax in respect  thereof or other cost incurred by the Company in connection with such exercise and the related issuance of Warrant Shares.

     (c) The  Company  shall not close its books  against  the  transfer of this
Warrant or of any Warrant  Shares  issued or issuable  upon the exercise of this
Warrant in any manner which interferes with the timely exercise of this Warrant.

     (d) The  Company  shall  from time to time  take all such  action as may be necessary to assure that the par value per share of the unissued  Warrant Shares acquirable  upon  exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

     (e) The Company shall assist and cooperate with any  reasonable  request by the Holder or any purchaser which is required to make any  governmental  filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant.

     (f)  Notwithstanding  any other  provision  hereof,  if an  exercise of any portion of this Warrant is to be made in  connection  with a public  offering or sale of the Company  (pursuant to a merger,  sale of stock or  otherwise),  such exercise may at the election of the Holder be conditioned  upon the consummation of such  transaction,  in which  case  such  exercise  shall not be deemed to be effective until immediately prior to consummation of such transaction.

     3. (a) Any  Warrants  issued upon the  transfer or exercise in part of this
Warrant shall be numbered and shall be registered in a Warrant  Register as they are issued.  The Company shall be entitled to treat the registered holder of any
Warrant on the Warrant  Register as the owner in fact  thereof for all  purposes and shall not be bound to recognize  any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of this Warrant which is registered or to be registered in the name of a fiduciary  or the  nominee of a fiduciary  unless made with the actual  knowledge that a fiduciary or nominee is committing a breach of trust in requesting such  registration  or transfer,  or with the knowledge of such facts that its  participation  therein  amounts to bad faith.  This  Warrant  shall be transferable  on the  books of the  Company  only  upon  delivery  thereof  duly endorsed by the Holder or by its duly authorized attorney or representative,  or accompanied  by proper  evidence  of  succession,  assignment  or  authority  to transfer.  In all cases of transfer  by an  attorney,  executor,  administrator, guardian or other legal  representative,  duly authenticated  evidence of his or its authority shall be produced.  Upon any registration of transfer, the Company shall  deliver a new Warrant or Warrants to the person  entitled  thereto.  This
Warrant  may be  exchanged.  at the option of the Holder  thereof,  for  another
Warrant,  or other  Warrants  of  different  denominations,  of like  tenor  and representing  in the  aggregate  the right to  purchase a like number of Warrant
Shares  (or  portions  thereof),  upon  surrender  to the  Company  or its  duly authorized  agent.  Notwithstanding  the  foregoing,  the Company  shall have no obligation to cause Warrants to be transferred on its books to any person if, in the reasonable opinion of counsel to the Company,  such transfer does not comply with the  provisions  of the  Securities  Act,  and the  rules  and  regulations promulgated thereunder.

     (b) The initial Holder  acknowledges  by acceptance of this Warrant that it has been advised by the Company that neither this Warrant nor the Warrant Shares have been registered under the Securities Act, that this Warrant is being or has been issued and the Warrant  Shares may be issued on the basis of the  statutory exemption  provided  by  Section  4(2) of the  Securities  Act or  Regulation  D
promulgated  thereunder,  or both,  relating  to  transactions  by an issuer not involving any public offering. The initial Holder acknowledges by the acceptance of this Warrant that (a) it has acquired  this Warrant for  investment  purposes only and not with a view to distribution in violation of the Securities Act; (b)
by reason  of its  business  or  financial  experience  it has the  capacity  to evaluate the merits and risks of an investment in the Company;  and (c) it is an accredited  investor as that term is defined in Regulation D  promulgated  under the  Securities  Act. The initial  Holder agrees that any Warrant Shares will be acquired for investment  purposes only and not with a view to distribution.  The initial  Holder  acknowledges  by  acceptance  of this  Warrant that it has been informed by its advisors and  professionals,  or is otherwise familiar with, the nature  of the  limitations  imposed  by the  Securities  Act and the  rules and regulations thereunder on the transfer of securities. In particular, the initial
Holder agrees by acceptance of this Warrant that no sale, assignment or transfer of this Warrant or the Warrant  Shares  issuable upon  exercise  hereof shall be valid or effective,  and the Company shall not be required to give any effect to any such  sale,  assignment  or  transfer,  unless (i) the sale,  assignment  or transfer  of this  Warrant  or such  Warrant  Shares  is  registered  under  the
Securities  Act, it being  understood that neither this Warrant nor such Warrant
Shares are  currently  registered  for sale,  (ii) this  Warrant or such Warrant
Shares are sold, assigned or transferred in accordance with all the requirements and  limitations  of Rule 144  promulgated  under the  Securities  Act, it being understood  that Rule 144 is not available at the time of the original  issuance of this  Warrant for the sale of this  Warrant or such  Warrant  Shares and that there  can be no  assurance  that  Rule  144  sales  will  be  available  at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act.

     4. (a) The Company shall at all times reserve and keep available out of its authorized  and unissued  Common Stock,  solely for the purpose of providing for the exercise of the rights to purchase all Warrant  Shares  granted  pursuant to this Warrant, such number of shares of Common Stock as shall, from time to time, be  sufficient  therefore.  The Company  covenants  that all Warrant  Shares are validly  authorized  and reserved for issuance  and, if and when this Warrant is exercised in whole or in part,  and receipt by the Company of the full  Exercise
Price therefore, the Warrant Shares will be duly and validly issued, fully paid, nonassessable.  without  any  personal  liability  attaching  to  the  ownership thereof,  and will not be issued in violation of any  preemptive or other rights of shareholders.

     (b) The Company  shall take all such  actions as may be necessary to ensure that all such Warrant Shares may be so issued  without  violation by the Company of any  applicable law or  governmental  regulation or any  requirements  of any domestic  securities  exchange or  quotation  system upon which shares of Common
Stock or other  securities  constituting  Warrant Shares may be listed or quoted
(except for official notice of issuance which shall be immediately  delivered by the Company upon each such  issuance).  The Company will use its best efforts to cause the Warrant Shares,  immediately  upon such exercise,  to be listed on any domestic national  securities  exchange or quotation system upon which shares of
Common  Stock or other  securities  constituting  Warrant  Shares  are listed or quoted at the time of such exercise.

     (c) The  Company  shall  not,  and shall not permit  its  subsidiaries  to, directly or  indirectly,  by any action avoid or seek to avoid the observance or performance  of any terms of this Warrant,  but shall at all times in good faith assist in carrying out of all such terms of this Warrant.

     (d) The Company has all  requisite  corporate  power and authority to enter into and perform its obligations under this Warrant and to issue and deliver the
Warrant to the Holder. The execution.  delivery,  and performance by the Company of its  obligations  under this Warrant,  including the issuance and delivery of the Warrant to the Holder,  have been duly authorized by all necessary corporate action on the part of the  Company.  This  Warrant  has been duly  executed  and delivered  by the Company and is a legal,  valid and binding  obligation  of the
Company and is enforceable against the Company in accordance with its terms.

     (e) Without  limiting the  generality of the  foregoing,  the Company shall
obtain  all  such  authorizations,   exemptions  or  consents  from  any  public
regulatory  body having  jurisdiction  thereof as may be necessary to enable the
Company to perform its obligations under this Warrant.

     5. (a) In case the Company shall at any time after the date this Warrant is first issued (i) declare a dividend on the outstanding shares of Common Stock of the  Company  payable  in  shares  of  its  Common  Stock,  (ii)  subdivide  the outstanding  shares of Common  Stock,  (iii) combine the  outstanding  shares of
Common Stock into a smaller number of shares,  or (iv) sell additional shares of
Common Stock or equivalents  thereto,  including by way of example,  pursuant to options,  warrants, rights or other securities convertible into shares of Common
Stock  (for  purposes  hereof  respecting  such  equivalent   securities,   such
determination  to be made at the time of sale,  grant or award of the equivalent security  irrespective  of the ultimate  conversion or exercise  thereof) (other than pursuant to qualified or non-qualified employee stock option plans approved by the Board of Directors or option grants to consultants for bona fide services provided to the Company or the  conversion of Debentures  issued in  conjunction with this Warrant) in a private  transaction  (as contrasted  with a public sale registered with the Commission) at prices  (including with respect to equivalent securities,  exercise,  grant or  conversion  prices) less than the then current
Exercise  Price,  then,  in each case of 5(a)(i),  (ii) and (iii),  the Exercise
Price,  and the number of Warrant Shares issuable upon exercise of this Warrant, in effect at the time of the record date for such  dividend or of the  effective date of such subdivision or combination,  shall be  proportionately  adjusted so that the Holder  after  such time shall be  entitled  to receive  the  aggregate number and kind of shares for such consideration which, if such Warrant had been exercised  immediately  prior to such time at the  then-current  Exercise Price, such holder would have owned upon such  exercise and been entitled to receive by virtue  of  such  dividend,  subdivision,  or  combination;  and in the  case of
5(a)(iv),  the then current  Exercise  Price shall be reduced to equal the sale, issuance,  exercise or conversion  price, as applicable,  of the Common Stock or equivalent  thereto.  Such adjustment  shall be made  successively  whenever any event listed above shall occur.

     (b) Whenever  there shall be an  adjustment  as provided in this Section 5, the Company shall  promptly cause written notice thereof to be sent by certified mail,  postage prepaid,  to the Holder, at its address as it shall appear in the
Warrant Register,  which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares purchasable upon the exercise of this
Warrant and the Exercise  Price after such  adjustment and setting forth a brief statement of the facts requiring such  adjustment and the  computation  thereof, which officer's  certificate shall be conclusive  evidence of the correctness of any such adjustment absent manifest error.

     (c) The  Company  shall not be  required  to issue  fractions  of shares of
Common  Stock or other  capital  stock of the Company  upon the exercise of this
Warrant.  If any  fraction of a share would be issuable on the  exercise of this
Warrant  (or  specified  portions  thereof),  the  Company  shall  at  its  sole discretion  purchase  such  fraction  for an  amount  in cash  equal to the same fraction of the Fair Market  Value of such share of Common  Stock on the date of exercise  of this  Warrant  or round the  fractional  share up to the next whole number of shares.

     6. (a) In case of any  consolidation  or merger of the Company with or into another  corporation  (other than a merger or consolidation in which the Company is the surviving or continuing  corporation or in which the  shareholders of the
Company  prior to such  event  hold  more than 50% of the  capital  stock of the surviving  or  continuing  corporation),  or in  case  of any  sale,  lease,  or conveyance  to another  corporation  of the property and assets of any nature of the Company as an entirety or  substantially  as an  entirety,  such  successor, leasing or  purchasing  corporation,  as the case may be, shall (i) execute with the  Holder  an  agreement  providing  that the  Holder  shall  have  the  right thereafter to receive upon  exercise of this Warrant  solely the kind and amount of  shares  of stock and other  securities,  property,  cash or any  combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of shares of Common  Stock for which this  Warrant  might have been exercised immediately prior to such consolidation, merger, sale, lease or  conveyance,  and  (ii)  make  effective  provisions  in its  certificate  of incorporation  or  otherwise,  if  necessary.  to effect  such  agreement.  Such agreement shall provide for adjustments  which shall be as nearly  equivalent as practicable to the adjustments in Section 5.

     (b) In case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than a change in par value or from no par  value to a  specified  par  value,  or as a result of a  subdivision  or combination,  but including any change in the shares into two or more classes or series  of  shares),  or in case  of any  consolidation  or  merger  of  another corporation into the Company in which the Company is the surviving or continuing corporation  and in which there is a  reclassification  or change  (including  a change to the right to receive securities of another person,  property,  cash or any  combination  thereof) of the shares of Common Stock (other than a change in par value,  or from no par value to a specified  par value,  or as a result of a subdivision or  combination,  but including any change in the shares into two or more classes or series of shares), the Holder shall have the right thereafter to receive upon  exercise of this  Warrant  solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such reclassification,  change,  consolidation or merger by a holder of the number of  shares  of Common  Stock  for  which  this  Warrant  might  have been exercised immediately prior to such reclassification,  change,  consolidation or merger.  Thereafter,  appropriate  provision shall be made for adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 5.

     (c) The  above  provisions  of this  Section  6 shall  similarly  apply  to successive  reclassifications  and  changes  of shares  of  Common  Stock and to successive consolidations, mergers, sales, leases or conveyances.

     7. In case at any time the Company shall propose to:

     (a)  pay any dividend or make any distribution on shares of Common Stock in shares  of  Common  Stock or  equivalents  thereto  or make any  other distribution;  or (

     b)   issue any  rights,  warrants or other  Common  Stock to all holders of
          Common  Stock  entitling  them to purchase  any  additional  shares of
          Common Stock or any other rights, warrants or other Common Stock; or

     (c)  effect any  reclassification or change of outstanding shares of Common
          Stock,  or any  consolidation,  merger,  sale,  lease or conveyance of property, described in Section 6 hereof; or

     (d)  effect any liquidation, dissolution or winding-up of the Company; or

     (e)  take any other action which would cause an  adjustment to the Exercise
          Price; or

     (f)  provide  to  its  shareholders  any  information  which  is  regularly provided to  shareholders,  then, and in any one or more of such cases
          (a) through (f), the Company  shall give written  notice  thereof,  by certified mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant  Register,  mailed at least  fifteen
          (15) days  prior to (i) the date as of which the  holders of record of shares of  Securities  to be entitled  to receive  any such  dividend,
          distribution,   rights,   warrants  or  other  securities  are  to  be
          determined.  (ii) the date on which any such reclassification,  change of outstanding shares of Common Stock.  consolidation,  merger.  sale, lease, conveyance of property, liquidation,  dissolution or winding-up is  expected  to  become  effective,  and the  date as of  which it is expected  that  holders of record of shares of Common  Stock  shall be entitled to exchange their shares for securities or other property, if any,  deliverable  upon such  reclassification,  change of outstanding shares,  consolidation,  merger, sale, lease,  conveyance of property, liquidation,  dissolution  or  winding-up,  or (iii)  the date of such other action which would require an adjustment to the Exercise  Price.
          In the case of subsection (f) above,  written notice to the Holder may be given by regular mail.

     8. The issuance of any shares or other securities upon the exercise of this
Warrant, and the delivery of certificates or other instruments representing such shares or other  securities,  shall be made without charge to the Holder for any tax (other than taxes based on the net income of the Holder) or other  charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any  transfer  involved  in the issue and delivery  of any  certificate  in a name  other  than that of the Holder and the
Company  shall not be required to issue or deliver any such  certificate  unless and until the person or persons  requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     9. The Holder shall have the registration rights and be subject to the same obligations and  undertakings  with respect to the Warrant Shares as are granted pursuant to the Registration  Rights  Agreement,  dated as of September 13, 2004
(the "Registration  Rights Agreement"),  as amended or supplemented from time to time, providing registration rights to the Holder.

     10. Unless registered  pursuant to the provisions of Section 9, the Warrant
Shares issued upon exercise of this Warrant shall bear the following legend:

          "THE SHARES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT BEEN REGISTERED
          UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE
          SECURITIES LAWS AND NEITHER SUCH  SECURITIES NOR ANY INTEREST  THEREIN
          MAY BE OFFERED.  SOLD, ASSIGNED OR OTHERWISE  TRANSFERRED UNLESS (l) A
          REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT
          AND ANY APPLICABLE  STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES
          AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES,  WHICH COUNSEL
          AND OPINION ARE  REASONABLY  SATISFACTORY  TO THE  COMPANY,  THAT SUCH
          SECURITIES MAY BE OFFERED, SOLD, ASSIGNED OR TRANSFERRED IN THE MANNER
          CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT
          OR APPLICABLE STATE SECURITIES LAWS."

     11.  Upon  receipt of  evidence  satisfactory  to the  Company of the loss, theft,  destruction  or  mutilation  of this Warrant (and upon  surrender of any
Warrant if  mutilated),  including  an affidavit of the Holder that this Warrant has been lost,  stolen,  destroyed  or  mutilated,  together  with an  indemnity against any claim that may be made  against the Company on account of such lost, stolen,  destroyed or mutilated Warrant, and upon reimbursement of the Company's reasonable  incidental  expenses,  the Company  shall execute and deliver to the
Holder a new Warrant of like date, tenor, and denomination.

     12. The  Holder of this  Warrant  shall not have  solely on account of such status any rights of a stockholder  of the Company,  either at law or in equity, or to any notice of meetings of stockholders or of any other  proceedings of the
Company, except as provided in this Warrant.

     13. This  Warrant  shall be construed  in  accordance  with the laws of the
State of New York  applicable  to contracts  made and to be  performed  entirely within such State, without regard to principles governing conflict of laws.

     14. The Company and the Holder irrevocably  consents to the jurisdiction of the courts of the State of New York and of any federal court located in New York in connection  with any action or proceeding  arising out of or relating to this
Warrant, any document or instrument delivered pursuant to, in connection with or simultaneously  with  this  Warrant,  or a breach  of this  Warrant  or any such document or instrument.  In any such action or  proceeding,  the Company and the
Holder waives  personal  service of any summons,  complaint or other process and agrees that service  thereof may be made in  accordance  with Section 15 hereof.
Within  thirty  (30) days  after  such  service,  or such  other  time as may be mutually  agreed upon in writing by the attorneys for the parties to such action or  proceeding,  the Company and the Holder shall appear to answer such summons, complaint or other process.

     15. Any notice or other  communication  required or  permitted  to be given hereunder  shall be in writing  and shall be mailed by  certified  mail,  return receipt  requested,  or by Federal  Express,  Express Mail or similar  overnight delivery or courier  service or delivered  (in person or by  telecopy,  telex or similar telecommunications equipment) against receipt to the parry to whom it is to be given, (i) if to the Company, at 132 Penn Avenue. Telford, PA 18969, Attn:
CEO, (ii) if to the Holder, at its address set forth on the first page hereof or
(iii) in either  case,  to such  other  address,  facsimile  number or  person's attention as the party shall have  furnished in writing in  accordance  with the provisions  of this  Section  15.  Notice to the  estate  of any party  shall be sufficient  if addressed to the party as provided in this Section 15. Any notice or other communication given by certified mail shall be deemed given at the time of certification  thereof,  except for a notice changing a parry's address which shall be deemed given at the time of receipt thereof.  Any notice given by other means  permitted by this Section 15 shall be deemed given at the time of receipt thereof.

     16. No course of dealing and no delay or omission on the part of the Holder or the  Company  in  exercising  any right or remedy  shall  operate as a waiver thereof or otherwise  prejudice the Holder's or the Company's rights,  powers or remedies. No right, power or remedy conferred by this Warrant upon the Holder or the Company shall be exclusive of any other right,  power or remedy  referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

     17. The  Company  recognizes  and  acknowledges  that a breach by it of any covenants  or  agreements  contained  in this  Warrant  will cause the Holder to sustain  damages for which it would not have an adequate remedy at law for money damages,  and therefore the Company  agrees that in the event of any such breach the Holder  shall be  entitled  to the remedy of  specific  performance  of such covenant and agreement and injunctive and other equitable  relief in addition to any other  remedy to which the  Holder  may be  entitled,  at law or in  equity, without  the  posting of any bond and  without  proving  that  damages  would be inadequate.

     18. The Company will,  at the time of each  exercise of this Warrant,  upon the  request  of the  Holder  hereof,  acknowledge  in  writing  its  continuing obligation to afford to such Holder all rights (including,  without  limitation, any rights to registration,  pursuant to the Registration  Rights Agreement,  of the  Warrant  Shares  issued  upon such  exercise)  to which such  Holder  shall continue to be entitled after such exercise in accordance with its terms of this
Warrant;  provided,  that if the Holder of this  Warrant  shall fail to make any such requests,  such failure shall not affect the  continuing  obligation of the
Company to afford such rights to such Holder.

     19. This  Warrant may be amended only by a written  instrument  executed by the Company and the Holder  hereof.  Any  amendment  shall be endorsed upon this
Warrant, and all future Holders shall be bound thereby.

              [The Remainder of this Page Intentionally Left Blank]

     IN WITNESS WHEREOF,  the Company has delivered this Warrant on the date set forth below.

Dated as of September ____, 2004.

                                               ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

                                              By: ---------------------------------------------
                                                  DAVID JOHNSON, Interim Chief Executive
                                                  Officer and Interim President

                                                          FORM OF ASSIGNMENT

          (To be executed  by the  registered  holder if such holder  desires to transfer the attached Warrant.)

     FOR  VALUE  RECEIVED,  _____________________  hereby  sells,  assigns.  and transfers unto  _________________  a Warrant to purchase  ___________  shares of
Common Stock, $0.001 par value per share, of Environmental  Solutions Worldwide,
Inc. (the "Company"),  together with all right, title and interest therein,  and does hereby  irrevocably  constitute  and appoint  _____________________________
attorney to transfer  such Warrant on the books of the Company,  with full power of substitution.

Dated: __________________

                                                          Signature -----------------------------

                                                          (Signature Guarantee)

                                     NOTICE

     The signature on the foregoing  Assignment  must  correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:      Environmental Solutions Worldwide, Inc.
         132 Penn Avenue
         Telford, PA 18969

                          FORM OF ELECTION TO EXERCISE

          The undersigned,  pursuant to the provisions set forth in the attached
          Warrant  (No.___)  hereby   irrevocably   elects  to  purchase  (check
          applicable box):

          ___ ________ shares of the Common Stock covered by such Warrant; or

          ___ the  maximum  number of shares of  Common  Stock  covered  by such
          Warrant  pursuant  to the  cashless  exercise  procedure  set forth in
          Section 1.

          The undersigned  herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $________.  Such payment takes the form of (check applicable box or boxes):

          ___  $__________  in lawful  money of the  United  States;  and/or the cancellation of such portion of the attached Warrant as is exercisable for a total of _______  shares of Common  Stock  (using a Fair  Market
          Value of $_______ per share for purposes of this calculation); and/or

          ___ the  cancellation  of such number of shares of Common  Stock as is necessary,  in accordance  with the formula set forth in Section 1, to exercise this Warrant with respect to the maximum  number of shares of
          Common Stock purchasable  pursuant to the cashless exercise  procedure set forth in Section 1.

          The  undersigned  requests  that the  certificates  for such shares be issued in the name of, and delivered to _______________________  whose address is .

          The  undersigned  represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within
          Warrant  shall be made  pursuant to  registration  of the Common Stock under the Securities Act of. 1933, as amended (the "Securities  Act"), or pursuant to an exemption  from  registration  under the  Securities
          Act.

Dated:____________________                ____________________________________
                                          (Signature must conform to name of holder
                                          as specified on the face of the Warrant)

                                          (Address)